UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21681
Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end:  December 31
Date of reporting period: January 1, 2020 to June 30, 2020

Item 1.  Reports to Stockholders.
The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

6.30.2020 (Unaudited)

# Guggenheim Funds Semiannual Report

**Guggenheim Enhanced Equity Income Fund**

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-GPM-SAR-0620

Section 19(a) Notices

Guggenheim Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2020
Total Cumulative Distribution					% Breakdown of the Total Cumulative
For the Fiscal Year					Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.0000	$0.0000	$0.0000	$0.3600	$0.3600	0.00%	0.00%	0.00%	100.00%	100.00%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”
Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/gpm.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.1200, on a quarterly basis.
The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/gpm for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GPM
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENHANCED EQUITY INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gpm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	June 30, 2020

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended June 30, 2020. The period was marked by the emergence and spread of a novel and highly contagious form of coronavirus, producing a pandemic that caused a steeper plunge in output and employment in two months than during the first two years of the Great Depression.
A recovery began in May 2020 as states began to reopen, but the subsequent rise in infections showed the difficulty in managing an economic recovery amid a pandemic. We expect the recovery could continue at an uneven pace as households, businesses, and governments gradually learn how to adapt. However, we do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process may take until mid-2021, or possibly longer. Even after a vaccine is deployed, the recovery could be sluggish due to the long-term damage being done to the economy. The surge in joblessness is damaging household balance sheets, and precautionary saving will further hold back the recovery in consumption.
The impact of these events affected performance of the Fund for the period. To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 7. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Guggenheim Partners Investment Management LLC (“GPIM” or the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option writing strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2020, the Fund provided a total return based on market price of -27.66% and a total return net of fees based on NAV of -19.69%. As of June 30, 2020, the Fund’s closing market price of $5.43 per share represented a discount of 9.50% to its NAV of $6.00 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 5

(Unaudited) continued	June 30, 2020

The Fund paid a distribution in each quarter of the period. On March 31, 2020, the distribution was $0.24 per share. On June 30, 2020, the distribution was reduced to $0.12 per share. The most recent distribution represents an annualized distribution rate of 8.00% based on the Fund’s NAV of $6.00 per share as of June 30, 2020. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 44 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. GPIM serves as the Fund’s Sub-Adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 67 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.
Sincerely,

Guggenheim Funds Investment Advisors, LLC

Guggenheim Enhanced Equity Income Fund
July 31, 2020

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2020

The six-month period ended June 30, 2020, was an unprecedented time for markets. It was marked by extreme volatility, resulting from the COVID-19 pandemic, tempered by a swift and aggressive monetary policy response by the U.S. Federal Reserve (the “Fed”) and sweeping fiscal support that cushioned downside risk for the economy and especially for markets.
The mere announcement of the Fed’s Primary and Secondary Market Corporate Credit Facilities on March 23, 2020 and June 15, 2020, respectively, caused credit spreads, which had blown out dramatically, to stabilize and then tighten as the market interpreted the move as a backstop against defaults, with most credits trading in their 80th percentile since. With credit markets shored up, equity markets have regained almost all of their lost ground. The Standard & Poor’s 500® (“S&P 500®”) Index, which began the year at 3,230, peaked at 3,386 on February 19, 2020 before plummeting to 2,237 on March 23, 2020, the day of the Fed’s first announced facility. By June 30, 2020, the index had recovered to 3,100. The total return of the S&P 500 Index for the six-months ended June 30, 2020 was -3.08%.
The U.S. budget deficit is approaching 25% of Gross Domestic Product (“GDP”), the highest since World War II, and the Fed has promised to use all available tools, including powerful new emergency credit market facilities, to support the recovery. But even this policy response cannot force consumers to spend, or businesses to invest, amid staggering uncertainty. Moreover, future rounds of fiscal stimulus may be needed to avoid a series of fiscal cliffs as temporary measures expire. Future stimulus could also be more politically contentious, especially with the November election approaching, social unrest increasing and markets cheering sequential improvement in the economic data. And as the events of the global financial crisis and the ensuing European debt crisis illustrated, the persistence of macro stress means the risk of a systemic credit event is elevated. As fragility builds, we are watching developments in emerging markets particularly closely as a potential catalyst for a broader, systemic shock.
Meanwhile, joblessness has surged, with the fall in U.S. employment in April 2020 alone representing a 40 standard deviation shock, erasing jobs gained during the preceding 21 years. Rehiring activity turned the labor market tide in May and June 2020, but as personal, small business and corporate bankruptcies mount, permanent damage is being done to the productive capacity of the economy, which may stunt a recovery.
Overshadowing everything is the COVID-19 pandemic, which caused a steeper plunge in U.S. output and employment in two months (in both cases roughly 16% un-annualized) than during the first two years of the Great Depression. Real GDP leads core inflation by about 18 months, suggesting that inflation may also fall sharply in coming quarters. Reopening measures have supported a strong uptick in economic activity since April, but we do not expect a genuine recovery will be possible until a vaccine has been developed, tested, approved, produced and administered across the globe. In the meantime, keeping the infection rate in check will require social distancing measures that stymie economic activity. Indeed, the premature easing of lockdowns and a lax adherence to social distancing guidelines are resulting in a resurgence of new infections in the United States, reflecting the combination of millions of cases and limited testing and tracing capabilities. Recent trends do not bode well for the fall, when the start of the school year could boost social interactions and the return of flu season might strain healthcare capacity.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 7

ECONOMIC AND MARKET OVERVIEW (Unaudited) continued	June 30, 2020

For the six months ended June 30, 2020, the S&P 500® Index* returned -3.08%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -11.34%. The return of the MSCI Emerging Markets Index* was -9.78%.
In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -3.80%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.60% for the six-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	June 30, 2020

The Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes Farhan Sharaff, Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Daniel Cheeseman, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended June 30, 2020.
Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”). The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver excess returns from the portable alpha model while maintaining a risk profile similar to the large cap U.S. equity market, presenting the potential benefit of greater income and a focus on capital appreciation. Although the use of financial leverage by the Fund may create an opportunity for increased return for the Fund’s common shares, it may also result in additional risks and may magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Can you describe the options strategy in more detail?
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, write options on 100% of the equity holdings in its portfolio. The typical hedge ratio (i.e., the percentage of the Fund’s equity holdings on which options are written) for the Fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta (represents the systematic risk of a portfolio and measures its sensitivity to a benchmark) of the portfolio resulting in a portfolio that has either higher or lower risk-adjusted exposure to broad market equities.
GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. An option on an index is considered covered if the Fund also holds shares

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2020

of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.
The Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options, it will earmark or segregate cash or liquid securities in accordance with applicable guidance provided by the staff of the U.S. Securities and Exchange Commission (“SEC”).
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
How are managed assets allocated?
The Fund seeks to have ~67% of total assets (~100% of net assets) invested in the 500 individual stocks comprising the S&P 500 in equal weights (i.e., the S&P 500 Equal Weight Index) and ~33% of total assets (~50% of net assets) invested in a basket of broad index ETFs (S&P 500, Russell 2000, and NASDAQ-100). The hedge ratio remains ~67%, with options primarily written on indexes tracked by the ETFs in which the Fund invests.
The long equity exposure (100% of net assets) comes from an allocation to the stocks, equally weighted and rebalanced quarterly, in the S&P 500 Equal Weight Index (the “Equal Weight Index”). The exposure to the Equal Weight Index usually can be counted on to provide a higher level of beta than the capitalization weighted S&P 500 Index, as the Equal Weight Index has outperformed the market-capitalization weighted S&P 500 Index in most years since its introduction in 1990.
The other 50% of net assets is allocated in accordance with GPIM’s portable alpha model, which in this strategy currently consists of ETFs tracking the S&P 500, Russell 2000, and NASDAQ-100 Indices paired with options written for a notional amount of 100% of net assets against the S&P 500, Russell 2000, and NASDAQ-100 Indices. This portfolio will be actively rebalanced to maintain a constant net market exposure similar to the large cap U.S. equity market, which GPIM believes will allow the Fund to dynamically capture the volatility risk premium in both rising and falling equity markets.
How did the Fund perform for the six-month period ended June 30, 2020?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2020, the Fund provided a total return based on market price of -27.66% and a total return net of fees based on NAV of -19.69%. As of June 30, 2020, the Fund’s closing market price of $5.43 per share represented a discount of 9.50% to

10 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2020

its NAV of $6.00 per share. As of December 31, 2019, the Fund’s closing market price of $8.06 per share represented a premium of 1.00% to its NAV of $7.98 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
What were the Fund’s distributions during the period?
The Fund paid a distribution in each quarter of the period. On March 31, 2020, the distribution was $0.24 per share. On June 30, 2020, the distribution was reduced to $0.12 per share. The most recent distribution represents an annualized distribution rate of 8.00% based on the Fund’s NAV of $6.00 per share as of June 30, 2020. The Fund adopted a managed distribution policy effective with the June 30, 2017 distribution, under which the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Fund’s Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital. For the six-month period ended June 30, 2020, 100% of the distributions were estimated to be characterized as a return of capital. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these distributions for federal income tax purposes.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 44 for more information on distributions for the period.
How did other markets perform in this environment for the six-month period ended June 30, 2020?

Index	Total Return
Chicago Board Options Exchange Volatility Index (“VIX”)	144.03%
Dow Jones Industrial Average	-8.43%
NASDAQ-100 Index	16.89%
Russell 2000 Index	-12.98%
S&P 500 Equal Weight Index	-10.77%
S&P 500 Index	-3.08%

Discuss market volatility over the period.
The difficult market conditions created by the pandemic drove the VIX during the period to its highest level since the Great Recession of 2008. With the VIX gauging the richness of S&P 500 at-the-money puts and calls, the higher the VIX, the more expensive options are on it, which typically reflects uncertainty and fear of future extreme price movement. From a February 2020 low of 15, it shot up to 85 in five weeks, then fell almost as quickly once the Fed and U.S. Treasury introduced their credit market support facilities. It slumped to 24 in mid-June before finding support from the 200-day moving average,

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2020

rebounded in a matter of days back up to 44, sailing through the 50-day moving average, then retreated again. The Index traded in a fairly tight range just above 25 through the rest of the period. While that level is well below the readings registered in March, it still ranks among the top 10% of historical readings, according to Evercore ISI, implying daily moves of about 1.7%.
The moves in the VIX reflected the continued uncertainty about the recovery of both the economy and the stock market. After a recent peak on June 8, 2020, the S&P 500 was caught in a choppy sideways trading pattern as investors tried to gauge what a reopened economy looks like versus what had already been priced into the markets following the strong gains off the March 23, 2020 lows. Making this task more difficult was the recent uptick in coronavirus cases in the Sun Belt region, which resulted in the reclosing of bars and restaurants in some states and led to other states reviewing their re-opening plans and issuing new restrictions on businesses and public gatherings. The latter efforts were starting to reignite worries that a prolonged shut down could lead to a stalling of the economic recovery. But the development of vaccines and COVID-19 treatments may also help determine major near term moves in the S&P 500 and the VIX.
The positive rate of change in economic data over the past few months has been impressive; Guggenheim notes that that is at least partly a reflection of a very low starting point (i.e., navigating through the easy part of the recovery). In the months ahead, investors are likely to focus less on the direction of the data and more on the level. While there has been a sharp snapback in many economic indicators, they generally remain well below their pre-COVID levels.
What most influenced the Fund’s performance?
During the period, the return on the underlying portfolio holdings detracted most from performance, even with an S&P 500 Index return that held up despite the volatility in the quarter. The Fund was helped from the allocation to ETFs that track NASDAQ-100 Index, which notably outperformed all other major indices. The Fund’s long equity exposure is tied to the Equal Weight Index, which underperformed the market cap-weighted S&P 500 Index.
The Fund’s derivative use, consisting mostly of options sold to generate income and gains, also detracted from return. Before the spell of heightened volatility in March, the VIX traded near historic lows, with realized volatility even lower, as the S&P 500 continued its upward climb. Conditions moderated after the March highs, but it remained challenging to capture the implied-realized volatility spread.
The Fund typically does better in a sustained volatility environment rather than in a sharp market move, such as that in March.
Can you discuss the Fund’s approach to leverage?
Leverage was a detractor to return during the period, as the Fund’s total return was below that of the cost of leverage. Leverage at the end of the period was about 31% of the Fund’s total managed assets.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2020

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see Note 7 on page 50 for more information on the Fund’s credit facility agreement.
Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. As for our macroeconomic outlook: Even though new COVID cases have (re)taken center stage, economic data in recent weeks continues to show a rapid recovery, providing further evidence that the recession that started in February 2020 may have already run its course. The June 2020 payroll report showed the economy adding 4.8 million jobs during the month and the unemployment rate dropping to 11.1% (from 13.3%). In addition, the Institute for Supply Management reported that both manufacturing and services-oriented businesses have rebounded sharply and returned to expansionary levels. At the end of the day, the amount of stimulus being pumped into the economy could continue to act as a safety net under the market.
Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
CBOE (Chicago Board Options Exchange) Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.
NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.
S&P 500® Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.
S&P 500® is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2020

Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Fund is subject to several risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gpm for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Covered Call Option Strategy Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. The Fund may write call options on individual securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call

14 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2020

options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
Derivatives Transactions Risk. The Fund may utilize derivatives, including forwards, swaps, futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). If the Sub-Adviser or GPIM is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.
Forwards Risk. The Fund may enter into forward contracts. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. Forwards used for hedging or to increase income or investment gains may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.
Swap Risk. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of derivative instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.
Futures Risk. The Fund may invest in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:
•	no assurance that futures contracts or options on futures can be offset at favorable prices;
•	possible reduction of the return of the Fund due to their use for hedging;
•	possible reduction in value of both the securities hedged and the hedging instrument;
•	possible lack of liquidity due to daily limits on price fluctuations;
•	imperfect correlation between the contracts and the securities being hedged; and

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2020

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.
Synthetic Investment Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure to income securities and common equity securities through the use of customized derivative instruments (including swaps, options, forwards or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in income securities and common equity securities. The Fund may be exposed to certain additional risks to the extent the Sub-Adviser uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.
Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks) such as limited liability company interests and trust certificates. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.
Investment Funds Risk/Other Investment Companies Risk. As an alternative to holding investments directly, the Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds. Investments in investment funds present certain special considerations and risks not present in making direct investments in credit securities and common equity securities. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in other investment companies are borne indirectly by common shareholders. The Fund and its shareholders will incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses operating expense. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2020

adding additional expense and increasing volatility and risk. Investments in other investment companies also expose the Fund to additional management risk; the success of the Fund’s investments in other investment companies will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities.
Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks.
Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2020

investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.
Mid-Cap And Small-Cap Company Risk. Investing in the securities of medium-sized or small market capitalizations (“mid-cap” and “small-cap” companies, respectively) presents some particular investment risks. Mid-cap and small-cap companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. Securities of mid-cap and small-cap companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, mid-cap or small-cap company securities may not be widely followed by investors, which may result in reduced demand.
In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	June 30, 2020

Fund Statistics
Share Price	$5.43
Net Asset Value	$6.00
Discount to NAV	-9.50%
Net Assets ($000)	$290,284

AVERAGE ANNUAL TOTAL RETURNS1
FOR THE PERIOD ENDED JUNE 30, 2020

	Six Month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Guggenheim Enhanced
Equity Income Fund
NAV	(19.69%)	(13.38%)	(0.10%)	3.92%	8.27%
Market	(27.66%)	(23.81%)	(1.88%)	3.83%	8.72%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.
[1]	Performance prior to June 22, 2010, under the name Old Mutual/Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.

Portfolio Breakdown	% of Net Assets
Common Stocks
Consumer, Non-cyclical	21.4%
Financial	18.1%
Industrial	13.9%
Consumer, Cyclical	13.1%
Technology	11.1%
Communications	6.2%
Utilities	5.4%
Other	8.6%
Rights	0.0%*
Exchange-Traded Funds	45.0%
Money Market Fund	4.5%
Total Investments	147.3%
Options Written	-3.2%
Other Assets & Liabilities, net	-44.1%
Net Assets	100.0%

*	Less than 0.1%

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

FUND SUMMARY (Unaudited) concluded	June 30, 2020

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2019, 100% of the distributions were characterized as return of capital. As of June 30, 2020, 100% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in 2021.

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8%
Consumer, Non-cyclical – 21.4%
ResMed, Inc.	3,528	$ 677,376
Eli Lilly & Co.[1]	3,950	648,511
Hologic, Inc.*,1	11,306	644,442
West Pharmaceutical Services, Inc.	2,824	641,528
Incyte Corp.*,1	6,158	640,247
PayPal Holdings, Inc.*,1	3,652	636,288
DexCom, Inc.*	1,531	620,667
Align Technology, Inc.*,1	2,255	618,862
IDEXX Laboratories, Inc.*,1	1,872	618,060
Conagra Brands, Inc.[1]	17,494	615,264
Illumina, Inc.*,1	1,660	614,781
Amgen, Inc.[1]	2,602	613,708
IHS Markit Ltd.	8,122	613,211
Vertex Pharmaceuticals, Inc.*	2,111	612,844
McCormick & Company, Inc.[1]	3,405	610,891
Perrigo Company plc[1]	11,012	608,633
Clorox Co.[1]	2,764	606,339
Thermo Fisher Scientific, Inc.	1,669	604,746
Varian Medical Systems, Inc.*	4,918	602,553
AmerisourceBergen Corp. — Class A1	5,976	602,202
AbbVie, Inc.[1]	6,132	602,040
Regeneron Pharmaceuticals, Inc.*	964	601,199
Quanta Services, Inc.	15,303	600,337
Church & Dwight Company, Inc.[1]	7,758	599,693
Campbell Soup Co.[1]	12,045	597,793
Gilead Sciences, Inc.[1]	7,746	595,977
Danaher Corp.[1]	3,367	595,387
Kroger Co.[1]	17,576	594,948
Bristol-Myers Squibb Co.[1]	10,094	593,527
Verisk Analytics, Inc. — Class A1	3,485	593,147
Kimberly-Clark Corp.[1]	4,171	589,571
S&P Global, Inc.	1,789	589,440
Kellogg Co.[1]	8,916	588,991
United Rentals, Inc.*	3,951	588,857
Becton Dickinson and Co.[1]	2,456	587,647
McKesson Corp.	3,824	586,678
Hormel Foods Corp.[1]	12,149	586,432
Procter & Gamble Co.[1]	4,904	586,371
UnitedHealth Group, Inc.	1,988	586,361
Teleflex, Inc.	1,609	585,644
Henry Schein, Inc.*	10,012	584,601
Quest Diagnostics, Inc.	5,126	584,159

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Consumer, Non-cyclical – 21.4% (continued)
Robert Half International, Inc.	11,054	$ 583,983
Moody’s Corp.[1]	2,124	583,526
Constellation Brands, Inc. — Class A1	3,330	582,584
Abbott Laboratories[1]	6,369	582,318
Alexion Pharmaceuticals, Inc.*,1	5,187	582,189
Centene Corp.*,1	9,154	581,737
Baxter International, Inc.[1]	6,752	581,347
PepsiCo, Inc.	4,395	581,283
General Mills, Inc.[1]	9,426	581,113
Humana, Inc.[1]	1,497	580,462
Rollins, Inc.[1]	13,692	580,404
Equifax, Inc.[1]	3,375	580,095
Zoetis, Inc.	4,229	579,542
IQVIA Holdings, Inc.*	4,084	579,438
Gartner, Inc.*,1	4,775	579,351
Intuitive Surgical, Inc.*,1	1,015	578,377
Edwards Lifesciences Corp.*	8,340	576,377
MarketAxess Holdings, Inc.[1]	1,150	576,058
Dentsply Sirona, Inc.[1]	13,070	575,864
Monster Beverage Corp.*	8,301	575,425
Merck & Company, Inc.	7,431	574,639
Automatic Data Processing, Inc.[1]	3,857	574,269
CVS Health Corp.[1]	8,838	574,205
Archer-Daniels-Midland Co.[1]	14,380	573,762
DaVita, Inc.*,1	7,246	573,448
STERIS plc	3,735	573,098
JM Smucker Co.	5,415	572,961
Mylan N.V.*,1	35,570	571,966
Mondelez International, Inc. — Class A	11,177	571,480
Sysco Corp.	10,449	571,142
Colgate-Palmolive Co.[1]	7,789	570,622
Bio-Rad Laboratories, Inc. — Class A*	1,263	570,232
Avery Dennison Corp.[1]	4,995	569,879
Hershey Co.[1]	4,391	569,162
Altria Group, Inc.[1]	14,490	568,733
Kraft Heinz Co.[1]	17,830	568,599
Cintas Corp.[1]	2,130	567,347
ABIOMED, Inc.*,1	2,346	566,700
Philip Morris International, Inc.	8,052	564,123
Boston Scientific Corp.*,1	16,039	563,129
Laboratory Corporation of America Holdings*,1	3,380	561,452
Anthem, Inc.[1]	2,134	561,199

See notes to financial statements.

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Consumer, Non-cyclical – 21.4% (continued)
Johnson & Johnson[1]	3,989	$ 560,973
Cigna Corp.[1]	2,984	559,948
Cardinal Health, Inc.[1]	10,720	559,477
Estee Lauder Companies, Inc. — Class A1	2,963	559,059
Lamb Weston Holdings, Inc.	8,727	557,917
Medtronic plc[1]	6,083	557,811
Cooper Companies, Inc.[1]	1,966	557,636
Nielsen Holdings plc[1]	37,500	557,250
Coca-Cola Co.[1]	12,434	555,551
Brown-Forman Corp. — Class B1	8,689	553,142
Corteva, Inc.[1]	20,588	551,553
Universal Health Services, Inc. — Class B	5,932	551,023
FleetCor Technologies, Inc.*,1	2,189	550,599
Pfizer, Inc.[1]	16,800	549,360
HCA Healthcare, Inc.[1]	5,639	547,321
Tyson Foods, Inc. — Class A	9,116	544,316
Stryker Corp.	3,019	543,994
Biogen, Inc.*,1	2,030	543,126
Zimmer Biomet Holdings, Inc.[1]	4,529	540,581
Global Payments, Inc.[1]	3,175	538,543
Coty, Inc. — Class A1	116,425	520,420
Molson Coors Beverage Co. — Class B	14,901	511,998
H&R Block, Inc.[1]	31,729	453,090
Total Consumer, Non-cyclical		62,128,261
Financial – 18.1%
Aon plc — Class A1	3,116	600,142
Willis Towers Watson plc[1]	3,036	597,940
Cincinnati Financial Corp.[1]	9,290	594,839
Progressive Corp.	7,402	592,974
Digital Realty Trust, Inc. REIT[1]	4,169	592,457
Morgan Stanley	12,251	591,723
Invesco Ltd.[1]	54,835	590,025
Loews Corp.[1]	17,171	588,794
Equinix, Inc. REIT[1]	838	588,527
Nasdaq, Inc.	4,924	588,270
SVB Financial Group*	2,719	586,026
BlackRock, Inc. — Class A1	1,076	585,441
Weyerhaeuser Co. REIT	26,056	585,218
Marsh & McLennan Companies, Inc.[1]	5,434	583,448
Ameriprise Financial, Inc.[1]	3,866	580,055
Arthur J Gallagher & Co.[1]	5,948	579,870

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Financial – 18.1% (continued)
T. Rowe Price Group, Inc.	4,688	$ 578,968
Alexandria Real Estate Equities, Inc. REIT[1]	3,560	577,610
Crown Castle International Corp. REIT[1]	3,449	577,190
Allstate Corp.[1]	5,925	574,666
Chubb Ltd.[1]	4,511	571,183
State Street Corp.	8,983	570,870
Travelers Companies, Inc.	5,003	570,592
Bank of New York Mellon Corp.[1]	14,750	570,087
W R Berkley Corp.	9,944	569,692
Visa, Inc. — Class A	2,949	569,658
Healthpeak Properties, Inc. REIT[1]	20,633	568,645
SBA Communications Corp. REIT	1,907	568,133
American Tower Corp. — Class A REIT[1]	2,197	568,012
Duke Realty Corp. REIT	16,039	567,620
First Republic Bank	5,314	563,231
Mastercard, Inc. — Class A	1,904	563,013
Principal Financial Group, Inc.	13,538	562,368
Prologis, Inc. REIT	6,002	560,167
Berkshire Hathaway, Inc. — Class B*,1	3,129	558,558
Realty Income Corp. REIT[1]	9,383	558,288
Aflac, Inc.[1]	15,475	557,564
Intercontinental Exchange, Inc.[1]	6,080	556,928
U.S. Bancorp	15,116	556,571
Goldman Sachs Group, Inc.[1]	2,810	555,312
Globe Life, Inc.	7,470	554,498
Citigroup, Inc.[1]	10,851	554,486
Citizens Financial Group, Inc.	21,959	554,245
Public Storage REIT	2,886	553,795
MetLife, Inc.	15,140	552,913
Zions Bancorp North America[1]	16,255	552,670
Comerica, Inc.[1]	14,486	551,917
Unum Group	33,196	550,722
Assurant, Inc.[1]	5,297	547,127
Prudential Financial, Inc.	8,977	546,699
Hartford Financial Services Group, Inc.[1]	14,164	546,022
Mid-America Apartment Communities, Inc. REIT	4,761	545,944
Franklin Resources, Inc.[1]	26,021	545,660
Raymond James Financial, Inc.	7,919	545,065
Western Union Co.	25,177	544,327
Everest Re Group Ltd.	2,638	543,956
Bank of America Corp.[1]	22,881	543,424
Regency Centers Corp. REIT	11,839	543,292

See notes to financial statements.

24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Financial – 18.1% (continued)
UDR, Inc. REIT	14,505	$ 542,197
Extra Space Storage, Inc. REIT[1]	5,863	541,565
Apartment Investment & Management Co. — Class A REIT[1]	14,380	541,263
M&T Bank Corp.[1]	5,204	541,060
Truist Financial Corp.	14,365	539,406
Vornado Realty Trust REIT	14,115	539,334
CBRE Group, Inc. — Class A*,1	11,919	538,977
PNC Financial Services Group, Inc.	5,119	538,570
Northern Trust Corp.	6,781	538,004
People’s United Financial, Inc.	46,475	537,716
Discover Financial Services[1]	10,700	535,963
SL Green Realty Corp. REIT	10,862	535,388
AvalonBay Communities, Inc. REIT[1]	3,462	535,364
American International Group, Inc.[1]	17,161	535,080
Federal Realty Investment Trust REIT[1]	6,267	534,011
JPMorgan Chase & Co.[1]	5,677	533,979
Iron Mountain, Inc. REIT[1]	20,381	531,944
Welltower, Inc. REIT[1]	10,264	531,162
American Express Co.[1]	5,576	530,835
Boston Properties, Inc. REIT[1]	5,873	530,802
Regions Financial Corp.	47,646	529,823
Cboe Global Markets, Inc.[1]	5,676	529,457
Kimco Realty Corp. REIT[1]	41,206	529,085
Synchrony Financial	23,853	528,582
CME Group, Inc. — Class A1	3,245	527,442
Ventas, Inc. REIT	14,387	526,852
Fifth Third Bancorp[1]	27,253	525,438
Equity Residential REIT[1]	8,919	524,616
Charles Schwab Corp.	15,508	523,240
KeyCorp[1]	42,889	522,388
Essex Property Trust, Inc. REIT[1]	2,271	520,445
Wells Fargo & Co.	20,271	518,938
Huntington Bancshares, Inc.[1]	57,359	518,239
Lincoln National Corp.[1]	13,938	512,779
Simon Property Group, Inc. REIT	7,462	510,252
Capital One Financial Corp.[1]	8,027	502,410
Host Hotels & Resorts, Inc. REIT[1]	44,857	484,007
Total Financial		52,464,050

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Industrial – 13.9%
Howmet Aerospace, Inc.[1]	40,499	$ 641,909
Masco Corp.[1]	12,382	621,700
United Parcel Service, Inc. — Class B	5,587	621,163
Fortune Brands Home & Security, Inc.[1]	9,709	620,697
Sealed Air Corp.	18,541	609,072
Old Dominion Freight Line, Inc.	3,591	608,998
Garmin Ltd.[1]	6,185	603,038
Stanley Black & Decker, Inc.	4,325	602,819
Fortive Corp.[1]	8,908	602,715
Illinois Tool Works, Inc.[1]	3,437	600,959
FedEx Corp.[1]	4,272	599,020
J.B. Hunt Transport Services, Inc.[1]	4,969	597,969
Mettler-Toledo International, Inc.*	742	597,718
Jacobs Engineering Group, Inc.[1]	7,044	597,331
Keysight Technologies, Inc.*	5,927	597,323
Martin Marietta Materials, Inc.[1]	2,877	594,302
Amcor plc	57,797	590,107
TE Connectivity Ltd.[1]	7,214	588,302
IDEX Corp.	3,716	587,277
Expeditors International of Washington, Inc.[1]	7,707	586,040
Vulcan Materials Co.	5,058	585,969
Carrier Global Corp.	26,323	584,897
Caterpillar, Inc.[1]	4,604	582,406
Agilent Technologies, Inc.[1]	6,584	581,828
Snap-on, Inc.	4,199	581,603
Rockwell Automation, Inc.	2,723	579,999
Waste Management, Inc.	5,458	578,056
AMETEK, Inc.[1]	6,468	578,045
Flowserve Corp.[1]	20,250	577,530
Union Pacific Corp.	3,412	576,867
Parker-Hannifin Corp.	3,147	576,751
Eaton Corporation plc[1]	6,592	576,668
CH Robinson Worldwide, Inc.[1]	7,294	576,664
Ball Corp.[1]	8,298	576,628
Otis Worldwide Corp.	10,117	575,253
Deere & Co.[1]	3,659	575,012
Kansas City Southern[1]	3,850	574,766
Pentair plc[1]	15,120	574,409
Xylem, Inc.[1]	8,837	574,051
Emerson Electric Co.[1]	9,242	573,281
PerkinElmer, Inc.	5,837	572,551
Packaging Corporation of America	5,732	572,054

See notes to financial statements.

26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Industrial – 13.9% (continued)
Amphenol Corp. — Class A1	5,968	$ 571,794
3M Co.	3,661	571,079
Republic Services, Inc. — Class A	6,937	569,181
A O Smith Corp.	12,076	569,021
CSX Corp.[1]	8,150	568,381
Westrock Co.	20,099	567,998
General Dynamics Corp.[1]	3,800	567,948
Honeywell International, Inc.	3,923	567,227
Dover Corp.[1]	5,869	566,711
Allegion plc[1]	5,536	565,890
Roper Technologies, Inc.	1,454	564,530
Johnson Controls International plc[1]	16,458	561,876
TransDigm Group, Inc.	1,267	560,077
Norfolk Southern Corp.	3,182	558,664
Trane Technologies plc[1]	6,273	558,172
FLIR Systems, Inc.	13,742	557,513
Waters Corp.*	3,056	551,302
Northrop Grumman Corp.	1,785	548,780
Boeing Co.[1]	2,992	548,434
Textron, Inc.	16,603	546,405
Huntington Ingalls Industries, Inc.[1]	3,110	542,664
Lockheed Martin Corp.[1]	1,485	541,906
Westinghouse Air Brake Technologies Corp.[1]	9,312	536,092
Raytheon Technologies Corp.	8,674	534,492
General Electric Co.[1]	78,206	534,147
Teledyne Technologies, Inc.*	1,700	528,615
Ingersoll Rand, Inc.*,1	18,161	510,687
L3Harris Technologies, Inc.	2,935	497,982
Total Industrial		40,241,315
Consumer, Cyclical – 13.1%
Gap, Inc.[1]	53,794	678,880
Best Buy Company, Inc.[1]	7,292	636,373
Tractor Supply Co.	4,787	630,879
Lowe’s Companies, Inc.[1]	4,498	607,770
Leggett & Platt, Inc.[1]	17,276	607,252
Fastenal Co.[1]	14,154	606,357
Chipotle Mexican Grill, Inc. — Class A*,1	572	601,950
Whirlpool Corp.	4,644	601,537
Dollar Tree, Inc.*,1	6,460	598,713
BorgWarner, Inc.[1]	16,900	596,570
Advance Auto Parts, Inc.[1]	4,177	595,014

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Consumer, Cyclical – 13.1% (continued)
Mohawk Industries, Inc.*	5,801	$ 590,310
Lennar Corp. — Class A1	9,569	589,642
Newell Brands, Inc.	37,058	588,481
Cummins, Inc.[1]	3,393	587,871
Dollar General Corp.[1]	3,081	586,961
WW Grainger, Inc.[1]	1,867	586,537
Home Depot, Inc.[1]	2,339	585,943
Aptiv plc[1]	7,494	583,933
O’Reilly Automotive, Inc.*	1,381	582,326
DR Horton, Inc.[1]	10,500	582,225
Target Corp.	4,850	581,660
AutoZone, Inc.*,1	515	580,982
Walgreens Boots Alliance, Inc.	13,695	580,531
Tiffany & Co.[1]	4,760	580,434
NVR, Inc.*	178	580,057
PACCAR, Inc.	7,749	580,013
Walmart, Inc.	4,815	576,741
NIKE, Inc. — Class B	5,880	576,534
Genuine Parts Co.[1]	6,624	576,023
Costco Wholesale Corp.[1]	1,898	575,493
LKQ Corp.*,1	21,904	573,885
Hasbro, Inc.[1]	7,631	571,944
PulteGroup, Inc.	16,730	569,322
Darden Restaurants, Inc.[1]	7,466	565,699
CarMax, Inc.*,1	6,301	564,254
VF Corp.	9,257	564,122
Copart, Inc.*	6,667	555,161
Domino’s Pizza, Inc.	1,499	553,790
McDonald’s Corp.[1]	2,997	552,857
Ralph Lauren Corp. — Class A	7,583	549,919
PVH Corp.	11,429	549,163
TJX Companies, Inc.	10,808	546,452
Starbucks Corp.[1]	7,423	546,259
Hanesbrands, Inc.[1]	48,378	546,188
L Brands, Inc.[1]	36,229	542,348
Southwest Airlines Co.	15,807	540,283
Yum! Brands, Inc.[1]	6,211	539,798
Hilton Worldwide Holdings, Inc.	7,321	537,727
Alaska Air Group, Inc.[1]	14,738	534,400
Ford Motor Co.[1]	87,770	533,641
Marriott International, Inc. — Class A1	6,145	526,811
Delta Air Lines, Inc.[1]	18,633	522,656

See notes to financial statements.

28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Consumer, Cyclical – 13.1% (continued)
Ross Stores, Inc.	6,131	$ 522,606
Tapestry, Inc.	39,157	520,005
Las Vegas Sands Corp.	11,369	517,744
General Motors Co.[1]	20,279	513,059
Live Nation Entertainment, Inc.*	11,543	511,701
Ulta Beauty, Inc.*	2,502	508,957
Kohl’s Corp.[1]	24,418	507,162
MGM Resorts International	29,577	496,894
United Airlines Holdings, Inc.*	14,296	494,784
Royal Caribbean Cruises Ltd.	9,268	466,180
Carnival Corp.[1]	28,378	465,967
Wynn Resorts Ltd.[1]	6,143	457,592
Norwegian Cruise Line Holdings Ltd.*	27,658	454,421
American Airlines Group, Inc.[1]	33,870	442,681
Under Armour, Inc. — Class A*	30,363	295,736
Under Armour, Inc. — Class C*	31,391	277,496
Total Consumer, Cyclical		37,953,656
Technology – 11.1%
Lam Research Corp.[1]	1,993	644,656
Synopsys, Inc.*	3,157	615,615
Xilinx, Inc.[1]	6,251	615,036
Microsoft Corp.	3,020	614,600
Electronic Arts, Inc.*,1	4,648	613,768
ANSYS, Inc.*,1	2,098	612,050
Apple, Inc.[1]	1,673	610,310
Autodesk, Inc.*,1	2,543	608,260
Cadence Design Systems, Inc.*	6,338	608,194
Adobe, Inc.*	1,395	607,257
HP, Inc.[1]	34,828	607,052
QUALCOMM, Inc.	6,652	606,729
salesforce.com, Inc.*,1	3,238	606,575
Applied Materials, Inc.[1]	10,026	606,072
Jack Henry & Associates, Inc.[1]	3,292	605,827
Akamai Technologies, Inc.*,1	5,651	605,166
Oracle Corp.	10,933	604,267
Accenture plc — Class A1	2,813	604,007
NVIDIA Corp.	1,587	602,917
Maxim Integrated Products, Inc.	9,921	601,312
Activision Blizzard, Inc.[1]	7,910	600,369
Micron Technology, Inc.*	11,645	599,950
Microchip Technology, Inc.	5,691	599,319

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Technology – 11.1% (continued)
Intuit, Inc.[1]	2,020	$ 598,304
Fortinet, Inc.*,1	4,350	597,125
KLA Corp.[1]	3,070	597,054
ServiceNow, Inc.*	1,472	596,248
Broadcom, Inc.[1]	1,888	595,872
Citrix Systems, Inc.[1]	4,028	595,781
NetApp, Inc.	13,354	592,517
Take-Two Interactive Software, Inc.*,1	4,231	590,521
MSCI, Inc. — Class A	1,766	589,526
Broadridge Financial Solutions, Inc.	4,662	588,298
Cognizant Technology Solutions Corp. — Class A1	10,346	587,860
Analog Devices, Inc.[1]	4,788	587,200
Western Digital Corp.	13,201	582,824
IPG Photonics Corp.*,1	3,631	582,376
Paychex, Inc.	7,687	582,290
Texas Instruments, Inc.	4,573	580,634
Cerner Corp.[1]	8,467	580,413
Paycom Software, Inc.*	1,872	579,815
Qorvo, Inc.*	5,206	575,419
DXC Technology Co.[1]	34,849	575,009
Tyler Technologies, Inc.*	1,654	573,739
Intel Corp.[1]	9,556	571,735
Skyworks Solutions, Inc.	4,468	571,278
Zebra Technologies Corp. — Class A*	2,195	561,811
International Business Machines Corp.[1]	4,651	561,701
Advanced Micro Devices, Inc.*	10,598	557,561
Fidelity National Information Services, Inc.[1]	4,136	554,596
Fiserv, Inc.*,1	5,651	551,651
Hewlett Packard Enterprise Co.[1]	55,861	543,528
Seagate Technology plc[1]	11,203	542,337
Leidos Holdings, Inc.[1]	5,732	536,916
Xerox Holdings Corp.	33,235	508,163
Total Technology		32,389,410
Communications – 6.2%
eBay, Inc.[1]	11,896	623,945
Netflix, Inc.*	1,356	617,034
Amazon.com, Inc.*,1	223	615,217
DISH Network Corp. — Class A*,1	17,339	598,369
E*TRADE Financial Corp.	11,892	591,389
Cisco Systems, Inc.[1]	12,580	586,731
ViacomCBS, Inc. — Class B	24,759	577,380

See notes to financial statements.

30 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Communications – 6.2% (continued)
CDW Corp.	4,969	$ 577,298
T-Mobile US, Inc.*	5,542	577,199
VeriSign, Inc.*	2,777	574,367
NortonLifeLock, Inc.	28,564	566,424
Motorola Solutions, Inc.	4,032	565,004
Expedia Group, Inc.[1]	6,871	564,796
CenturyLink, Inc.[1]	56,249	564,178
F5 Networks, Inc.*,1	4,041	563,639
Facebook, Inc. — Class A*,1	2,480	563,134
Interpublic Group of Companies, Inc.[1]	32,812	563,054
Omnicom Group, Inc.	10,303	562,544
AT&T, Inc.[1]	18,590	561,976
Comcast Corp. — Class A1	14,369	560,104
Booking Holdings, Inc.*,1	349	555,727
Charter Communications, Inc. — Class A*,1	1,085	553,393
Verizon Communications, Inc.	10,030	552,954
Walt Disney Co.[1]	4,909	547,403
Corning, Inc.[1]	21,054	545,299
Juniper Networks, Inc.[1]	23,733	542,536
Arista Networks, Inc.*,1	2,545	534,526
Twitter, Inc.*,1	16,976	505,715
News Corp. — Class A	36,812	436,590
Fox Corp. — Class A	13,798	370,062
Discovery, Inc. — Class C*,1	18,834	362,743
Alphabet, Inc. — Class A*,1	201	285,028
Alphabet, Inc. — Class C*,1	200	282,722
Discovery, Inc. — Class A*,1	8,879	187,347
Fox Corp. — Class B	6,319	169,602
News Corp. — Class B	11,537	137,867
Total Communications		18,143,296
Utilities – 5.4%
AES Corp.[1]	44,751	648,442
CenterPoint Energy, Inc.[1]	31,500	588,105
DTE Energy Co.[1]	5,396	580,070
American Water Works Company, Inc.[1]	4,454	573,051
CMS Energy Corp.[1]	9,725	568,134
Atmos Energy Corp.	5,646	562,229
Public Service Enterprise Group, Inc.	11,406	560,719
Eversource Energy[1]	6,725	559,991
Evergy, Inc.	9,437	559,520
Alliant Energy Corp.[1]	11,678	558,676

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Utilities – 5.4% (continued)
Xcel Energy, Inc.[1]	8,908	$ 556,750
Ameren Corp.[1]	7,902	555,985
NiSource, Inc.	24,376	554,310
Dominion Energy, Inc.	6,819	553,566
American Electric Power Company, Inc.[1]	6,931	551,985
PPL Corp.	21,356	551,839
Entergy Corp.[1]	5,880	551,603
NextEra Energy, Inc.[1]	2,296	551,430
WEC Energy Group, Inc.	6,278	550,267
Pinnacle West Capital Corp.[1]	7,500	549,675
NRG Energy, Inc.[1]	16,835	548,148
FirstEnergy Corp.[1]	14,024	543,851
Exelon Corp.[1]	14,956	542,753
Consolidated Edison, Inc.[1]	7,522	541,057
Sempra Energy	4,571	535,858
Edison International[1]	9,849	534,899
Southern Co.	10,094	523,374
Duke Energy Corp.[1]	6,537	522,241
Total Utilities		15,578,528
Energy – 4.8%
Hess Corp.[1]	11,429	592,137
Williams Companies, Inc.	31,102	591,560
Marathon Petroleum Corp.[1]	15,483	578,755
Halliburton Co.[1]	44,366	575,871
Pioneer Natural Resources Co.	5,772	563,924
Occidental Petroleum Corp.	30,648	560,858
Apache Corp.[1]	41,176	555,876
Kinder Morgan, Inc.[1]	36,580	554,919
ONEOK, Inc.	16,632	552,515
Schlumberger Ltd.	29,842	548,794
Chevron Corp.[1]	6,137	547,605
Baker Hughes Co.[1]	35,570	547,422
EOG Resources, Inc.[1]	10,785	546,368
ConocoPhillips[1]	12,966	544,831
National Oilwell Varco, Inc.	44,400	543,900
Exxon Mobil Corp.[1]	12,020	537,534
Phillips 66	7,339	527,674
HollyFrontier Corp.	18,068	527,586
Marathon Oil Corp.[1]	86,169	527,354
Valero Energy Corp.	8,888	522,792
Diamondback Energy, Inc.	12,074	504,935

See notes to financial statements.

32 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
COMMON STOCKS† – 97.8% (continued)
Energy – 4.8% (continued)
Concho Resources, Inc.[1]	9,776	$ 503,464
Devon Energy Corp.[1]	44,296	502,317
Noble Energy, Inc.	55,316	495,631
TechnipFMC plc[1]	71,320	487,829
Cabot Oil & Gas Corp. — Class A1	28,251	485,352
Total Energy		14,027,803
Basic Materials – 3.8%
Newmont Corp.[1]	10,225	631,292
Freeport-McMoRan, Inc.	54,051	625,370
Sherwin-Williams Co.	1,035	598,075
Linde plc	2,807	595,393
PPG Industries, Inc.	5,579	591,709
DuPont de Nemours, Inc.	11,115	590,540
Air Products & Chemicals, Inc.[1]	2,412	582,401
FMC Corp.[1]	5,825	580,286
International Paper Co.[1]	16,237	571,705
Nucor Corp.	13,762	569,884
Eastman Chemical Co.[1]	8,143	567,079
Albemarle Corp.[1]	7,333	566,181
Dow, Inc.	13,752	560,531
LyondellBasell Industries N.V. — Class A1	8,512	559,409
Celanese Corp. — Class A1	6,405	553,008
Ecolab, Inc.[1]	2,779	552,882
International Flavors & Fragrances, Inc.[1]	4,470	547,396
CF Industries Holdings, Inc.[1]	19,285	542,680
Mosaic Co.[1]	42,695	534,114
Total Basic Materials		10,919,935
Total Common Stocks
(Cost $311,438,065)		283,846,254
RIGHTS† – 0.0%
Communications – 0.0%
T-Mobile US, Inc.
Expires 07/27/20*	5,432	912
Total Rights
(Cost $–)		912

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS† – 45.0%
iShares Russell 2000 Index ETF[1,2]	307,986	$ 44,097,436
Invesco QQQ Trust Series 1[1,2]	174,844	43,291,374
SPDR S&P 500 ETF Trust[1,2]	140,158	43,219,121
Total Exchange-Traded Funds
(Cost $111,500,621)		130,607,931
MONEY MARKET FUND† – 4.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.08%[3]	13,040,309	13,040,309
Total Money Market Fund
(Cost $13,040,309)		13,040,309
Total Investments – 147.3%
(Cost $435,978,995)		$ 427,495,406

	Contracts	Value
LISTED OPTIONS WRITTEN† – (3.2)%
Call options on:
BNP Paribas NASDAQ-100 Index Expiring July 2020 with strike price of $10,025
(Notional Value $86,333,242)*	85	$ (2,472,225)
BNP Paribas S&P 500 Index Expiring July 2020 with strike price of $3,055
(Notional Value $86,498,091)*	279	(2,476,125)
BNP Paribas Russell 2000 Index Expiring July 2020 with strike price of $1,395
(Notional Value $88,211,538)*	612	(4,241,160)
Total Call Options Written
(Premiums received $8,277,378)		(9,189,510)
Other Assets & Liabilities, net – (44.1)%		(128,022,217)
Total Net Assets – 100.0%		$ 290,283,679

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 6.
1	All or a portion of these securities have been physically segregated in connection with borrowings. As of June 30, 2020, the total market value of segregated securities was $209,318,728.
2	Security represents cover for outstanding options written.
3	Rate indicated is the 7-day yield as of June 30, 2020.
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.
See notes to financial statements.

34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Assets)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$283,846,254	$—	$—	$283,846,254
Rights	912	—	—	912
Exchange-Traded Funds	130,607,931	—	—	130,607,931
Money Market Fund	13,040,309	—	—	13,040,309
Total Assets	$427,495,406	$—	$—	$427,495,406

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Liabilities)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Options Written	$9,189,510	$—	$—	$9,189,510

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 35

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2020

ASSETS:
Investments, at value (cost $435,978,995)	$427,495,406
Cash	36,980
Due from adviser	8,018
Receivables:
Dividends	628,354
Interest	1,024
Total assets	428,169,782
LIABILITIES:
Borrowings	128,000,000
Options written, at value (premiums received $8,277,378)	9,189,510
Interest payable on borrowings	192,015
Investment advisory fees payable	281,386
Other liabilities	223,192
Total liabilities	137,886,103
NET ASSETS	$290,283,679
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 48,342,587 shares issued and outstanding	$483,426
Additional paid-in capital	322,728,848
Total distributable earnings (loss)	(32,928,595)
NET ASSETS	$290,283,679
Shares outstanding ($0.01 par value with unlimited amount authorized)	48,342,587
Net asset value	$6.00

See notes to financial statements.

36 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	June 30, 2020
For the Six Months Ended June 30, 2020

INVESTMENT INCOME:
Dividends	$4,514,449
Interest	45,498
Total investment income	4,559,947
EXPENSES:
Investment advisory fees	1,809,733
Interest expense	1,242,403
Professional fees	65,388
Printing fees	56,118
Administration fees	52,179
Fund accounting fees	50,243
Trustees’ fees and expenses*	39,191
Custodian fees	34,041
Listing fees	23,575
Transfer agent fees	10,090
Insurance	5,879
Other Expenses	6,778
Total expenses	3,395,618
Net investment income	1,164,329
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	22,336,078
Options written	(21,756,303)
Net realized gain	579,775
Net change in unrealized appreciation (depreciation) on:
Investments	(79,370,325)
Options written	(345,994)
Net change in unrealized appreciation(depreciation)	(79,716,319)
Net realized and unrealized loss	(79,136,544)
Net decrease in net assets resulting from operations	$(77,972,215)

*  Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 37

STATEMENTS OF CHANGES IN NET ASSETS	June 30, 2020

	Six Months Ended
	June 30, 2020	Year Ended
	(Unaudited)	December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,164,329	$(86,751)
Net realized gain (loss) on investments	579,775	(6,969,037)
Net change in unrealized appreciation (depreciation) on investments	(79,716,319)	100,874,182
Net increase (decrease) in net assets resulting from operations	(77,972,215)	93,818,394
DISTRIBUTIONS:
Distributions to shareholders	(17,403,332)	—
Return of capital	—	(46,269,806)
Total distributions	(17,403,332)	(46,269,806)
SHAREHOLDER TRANSACTIONS:
Reinvestments of distributions	—	1,641,660
Net increase in net assets resulting from shareholder transactions	—	1,641,660
Net increase (decrease) in net assets	(95,375,547)	49,190,248
NET ASSETS:
Beginning of period	385,659,226	336,468,978
End of period	$290,283,679	$385,659,226

See notes to financial statements.

38 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	June 30, 2020
For the Six Months Ended June 30, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(77,972,215)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	79,370,325
Net change in unrealized (appreciation) depreciation on options written	345,994
Net realized gain on investments	(22,336,078)
Net realized loss on options written	21,756,303
Purchase of long-term investments	(78,885,533)
Proceeds from sale of long-term investments	161,389,993
Net purchase of short-term investments	(3,072,318)
Corporate actions and other payments	71,633
Premiums received on options written	212,702,797
Cost of closing options written	(230,329,649)
Decrease in interest receivable	19,047
Decrease in dividend receivable	233,852
Decrease in investments sold receivable	2,966,991
Increase in due from adviser	(8,018)
Decrease in other assets	5,879
Decrease in investments purchased payable	(2,306,328)
Decrease in interest payable on borrowings	(166,783)
Decrease in investment advisory fees payable	(97,029)
Decrease in other liabilities	(10,125)
Net Cash Provided by Operating and Investing Activities	$63,678,738
Cash Flows From Financing Activities:
Distributions to common shareholders	(17,403,332)
Proceeds from borrowings	62,000,000
Payments made on borrowings	(109,000,000)
Net Cash Used in Financing Activities	(64,403,332)
Net decrease in cash	(724,594)
Cash at Beginning of Period	761,574
Cash at End of Period	$36,980
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$1,409,186

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 39

FINANCIAL HIGHLIGHTS	June 30, 2020

	Six Months Ended
	June 30,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2020		December 31,	December 31,	December 31,		December 31,	December 31,
	(Unaudited)		2019	2018	2017		2016	2015
Per Share Data:
Net asset value, beginning of period	$7.98		$6.99	$9.01	$8.35		$8.37	$9.19
Income from investment operations:
Net investment income (loss)(a)	0.02		— *	(0.01)	0.01		0.06	0.06
Net gain (loss) on investments (realized and unrealized)	(1.64)		1.95	(1.05)	1.61		0.88	0.08
Total from investment operations	(1.62)		1.95	(1.06)	1.62		0.94	0.14
Less distributions from:
Net investment income	(0.36)		—	(0.03)	(0.25)		(0.47)	(0.53)
Capital gains	—		—	(0.60)	(0.42)		—	—
Return of capital	—		(0.96)	(0.33)	(0.29)		(0.49)	(0.43)
Total distributions to shareholders	(0.36)		(0.96)	(0.96)	(0.96)		(0.96)	(0.96)
Net asset value, end of period	$6.00		$7.98	$6.99	$9.01		$8.35	$8.37
Market value, end of period	$5.43		$8.06	$6.78	$8.90		$8.00	$7.68
Total Return(b)
Net asset value	(19.69%)		28.83%	(12.79%)	20.25%		11.87%	1.71%
Market value	(27.66%)		34.15%	(14.24%)	24.34%		17.86%	0.28%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$290,284		$385,659	$336,469	$433,042		$159,229	$159,669
Ratio to average net assets of:
Net investment income (loss), including interest expense	0.75	%(h)	(0.02%)	(0.13%)	0.14%		0.78%	0.69%
Total expenses, including interest expense(c)	2.19	%(h)	2.74%	2.64%	2.34%		2.16%	2.03%
Net expenses, including interest expense(c),(d),(e)	2.19	%(h)	2.74%	2.64%	2.32	%(f)	2.01%	1.88%
Portfolio turnover rate	17%		22%	25%	67%		143%	358%

See notes to financial statements.

40 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	June 30, 2020

	Six Months Ended
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2020	December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2019	2018	2017	2016	2015
Senior Indebtedness:
Borrowings – committed facility agreement (in thousands)	$128,000	$175,000	$148,000	$198,000	$72,000	$80,000
Asset Coverage per $1,000 of borrowings(g)	$3,268	$3,204	$3,273	$3,187	$3,212	$2,996

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Excluding interest expense, the net expense ratios for the six months ended June 30, 2020 and the years ended December 31 would be:

June 30, 2020
(Unaudited)	2019	2018	2017	2016	2015
1.39%	1.37%	1.37%	1.44%(f)	1.46%	1.44%

(e)	Net expense information reflects the expense ratios after expense waivers, as applicable.
(f)	Excluding interest and merger expenses, the net expense ratio for the year ended December 31, 2017 would be 1.37%.
(g)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.
(h)	Annualized.
*	Less than $0.01 per share.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2020

Note 1 – Organization
Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) a Delaware statutory trust, is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2020

which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
(c) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2020

to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(d) Distributions to Shareholders
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the June 30, 2017 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
(e) Options
Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.
When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
(f) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum

44 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2020

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Speculation: the use of an instrument to express macro-economic and other investment views.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. As of June 30, 2020, there were no options purchased outstanding.
The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2020

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

		Average
		Notional Amount
Use	Call	Put
Hedge, Speculation	$275,209,831	$ —

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of June 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts		Options written, at value

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at June 30, 2020:

Liability Derivative Investments Value
Options Written
Equity Risk
$9,189,510

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended June 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (Depreciation) on options written

46 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2020

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended June 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Options Written
Equity Risk
($21,756,303)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Options Written
Equity Risk
($345,994)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2020

or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund did not have any derivative financial instruments that were subject to enforceable master netting arrangements as of June 30, 2020.
The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The Fund did not have any deposits held by others in connection with derivative investments as of June 30, 2020.
Note 5 –Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both GFIA and GPIM are indirect wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.
For purposes of calculating the fees payable under the foregoing agreements, “managed assets” means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

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Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2020

Note 7 – Borrowings
The Fund has entered into a $250,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund agreed to provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of June 30, 2020, there was $128,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended June 30, 2020, was $142,730,769 with a related average interest rate of 1.75%. The maximum amount outstanding during the period was $179,000,000. As of June 30, 2020, the market value of the securities segregated as collateral is $209,318,728.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party, other than to the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 8 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.
At June 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2020

the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

	Tax	Tax	Net Tax Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$428,904,974	$50,578,199	($61,177,277)	($10,599,078)

The tax character of distributions paid during the year ended December 31, 2019 (the most recent fiscal year end for U.S. federal income tax purposes) was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$ –	$ –	$46,269,806	$46,269,806

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of distributable earnings/(loss) as of December 31, 2019 (the most recent fiscal year end for U.S. federal income tax purposes) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ –	$ –	$69,952,849	$(7,505,897)	$62,446,952

Note 9 – Securities Transactions
For the period ended June 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivative transactions, were as follows:

Purchases	Sales
$78,885,533	$161,389,993

Note 10 – Capital
Common Shares
The Fund has unlimited amount of common shares, $0.01 par value, authorized 48,342,587 shares issued and outstanding. Transactions in common shares were as follows:

	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Beginning shares	48,342,587	48,133,460
Shares issued through dividend reinvestment	–	209,127
Ending shares	48,342,587	48,342,587

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2020

Note 11 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
Note 12 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

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OTHER INFORMATION (Unaudited)	June 30, 2020

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.07% for the period ended June 30, 2020.
Federal Income Tax Information
In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 4, 2020. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by Shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randal C. Barnes	40,632,340	744,494	513,220
Angela Brock-Kyle	40,557,185	773,050	559,819
Donald A. Chubb, Jr.	40,574,143	766,052	549,859

The other Trustees of the Fund not up for elections in 2020 are Jerry B. Farley, Roman Friedrich III, Amy J. Lee, Thomas F. Lydon, Jr., Ronald A. Nyberg, , Sandra G. Sponem and Ronald E. Toupin, Jr.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	June 30, 2020

Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:

				Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2005 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee).	Current: Private Investor (2001-present) Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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OTHER INFORMATION (Unaudited) continued	June 30, 2020

				Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2005	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157
Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004- April 2020); Western Asset Inflation-Linked Income Fund (2003- April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2005
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
				156
Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004- April 2020); Western Asset Inflation- Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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OTHER INFORMATION (Unaudited) continued	June 30, 2020

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2012 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.

—Messrs. Farley, Friedrich, Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2021.

—Messr. Toupin, Ms. Lee and Ms. Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2022.

—Messrs. Barnes, Chubb, Jr. and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2023.

***
Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Clay- more Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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OTHER INFORMATION (Unaudited) continued	June 30, 2020

Officers
The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address*	Position(s) held	Term of Office and	Principal Occupation(s)
and Year of Birth	with Trust	Length of Time Served**	During Past Five Years
Officers:
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).

Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

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OTHER INFORMATION (Unaudited) continued	June 30, 2020

Name, Address*	Position(s) held	Term of Office and	Principal Occupation(s)
and Year of Birth	with Trust	Length of Time Served**	During Past Five Years
Officers continued:
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

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OTHER INFORMATION (Unaudited) continued	June 30, 2020

Name, Address*	Position(s) held	Term of Office and	Principal Occupation(s)
and Year of Birth	with Trust	Length of Time Served**	During Past Five Years
Officers continued:
Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM)	June 30, 2020

Guggenheim Enhanced Equity Income Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The

[1]
On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020, and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by videoconference on May 18, 2020.

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Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts

[2]
Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

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ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2020

to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on August 25, 2005 and its investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as well as total return based on NAV since inception. The Committee noted that, prior to June 22, 2010, the Fund employed a

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different strategy and unaffiliated investment sub-adviser. The Committee also received certain updated performance information as of March 31, 2020.
The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) are sector, country or narrowly focused; (ii) do not invest substantially all of their assets in U.S. large-capitalization stocks; and (iii) generally do not utilize an option strategy. The Committee noted that the peer group of funds consists of 13 other U.S. equity covered called funds from four fund complexes. The Committee also considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee observed that the returns of the Fund ranked in the 38th, 54th and 8th percentiles of its peer group of funds on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2019, respectively.
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s returns have suffered in recent periods relative to the S&P 500 Index primarily due to the drag from equally weighting the underlying equity portfolio, while its options strategy has continued to generate consistent alpha enabling the Fund to generally remain in the top half of its peer group. The Committee noted Guggenheim’s statement that, since the Adviser began managing the Fund in June 2010, the Fund’s returns have ranked in the top half of its peer group. The Committee also considered Guggenheim’s statement that, relative to peer strategies, the Fund has tended to have higher volatility and beta, reflecting the investment strategy’s target of a risk profile consistent with the S&P 500 Index, compared to peers which typically target a lower risk profile and that, as a result, the Fund’s risk-adjusted returns have generally been challenged.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2019, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2019 and annualized for the three-year and since-inception periods ended December 31, 2019.
After reviewing the foregoing and other related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 63

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2020

latest fiscal year,3 and the Fund’s net effective management fee4 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, including the personnel involved, noting Guggenheim’s statement that, while profitability is evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.
The Committee observed that the Fund’s contractual advisory fee based on average managed assets ranks in the first quartile (1st percentile) of its peer group; and the Fund’s net effective management fee on average net assets and total net expense ratio (excluding interest expense) on average net assets each rank in the fourth quartile (100th percentile) of its peer group. The Committee considered Guggenheim’s statement that, because the Fund employs leverage while none of the 13 other funds within the peer group of funds employs leverage, the Fund’s net effective management fee and total net expense ratio appear higher when calculated on net assets. The Committee took into account additional expense ratio comparisons provided in the FUSE report, including the total net expense ratio, as a percentage of average managed assets for the latest fiscal year, after waivers and/or reimbursements (if any) and excluding interest (leverage) expenses for the Fund and each of its peer group constituent funds. The Committee noted that, when presented in this manner, the Fund’s total net expense ratio is below both the peer group average and median.
The Committee also noted that the Adviser did not identify any other clients or accounts considered to have similar investment strategies and policies as the Fund and, as a result, the Committee did not consider it relevant to compare the Fund’s advisory fee to the advisory fees charged to other clients of Guggenheim.
With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services

[3]
Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

[4]
The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

64 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2020

provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that, given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which ranks in the first quartile of its peer group.
Based on the foregoing, among other things considered, the Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 65

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2020

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.
Economies of Scale: The Committee recognized that, because the SubAdviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)
Overall Conclusions
The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

66 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2020

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company N.A. (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 67

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	June 30, 2020

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

68 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	June 30, 2020

Board of Trustees
Randall C. Barnes

Angela Brock-Kyle

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Amy J. Lee*

Thomas F. Lydon Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim
Investments.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Accounting Agent and Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 69

FUND INFORMATION continued	June 30, 2020

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gpm. The Fund’s Forms N-PORT and N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

70 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

This Page Intentionally Left Blank

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(08/20)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GPM-SAR-0620

Item 2.  Code of Ethics.
    Not applicable.
Item 3.  Audit Committee Financial Expert.
 Not applicable.
Item 4.  Principal Accountant Fees and Services.
             Not applicable.
Item 5.  Audit Committee of Listed Registrants.
             Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The registrant has not participated in securities lending activities during the period covered by this report.
(b)	Not applicable.
Item 13.  Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated December 9, 2013[1]

  1 The Fund’s Investment Adviser received exemptive relief from the Securities and Exchange Commission permitting closed-end investment companies advised by the Investment Adviser, including the Fund, to make periodic distributions of long-term capital gains as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders.  In that regard, attached hereto are copies of each such notice made during the period.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Enhanced Equity Income Fund
By:          /s/ Brian E. Binder
Name:  Brian E. Binder
Title:    President and Chief Executive Officer
Date:    September 8, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:          /s/ Brian E. Binder
Name:    Brian E. Binder
Title:      President and Chief Executive Officer
Date:      September 8, 2020
By:            /s/ John L. Sullivan
Name:     John L. Sullivan
Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:       September 8, 2020